Exhibit 10.12

LIMITED GUARANTY

dated as of November 21, 2024

Reference is made to that certain Base Indenture, dated as of the date hereof, between Twin Hospitality I, LLC (the “Issuer”) and UMB Bank, N.A., as trustee (in such capacity, the “Trustee”), and as securities intermediary (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, exclusive of any Series Supplements thereto, the “Base Indenture” and, together with all Series Supplements thereto, the “Indenture”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Indenture.

1.	GUARANTIES.

To induce the Trustee, on behalf of the Secured Parties, to enter into the transactions contemplated under the Indenture with the Issuer upon the terms and subject to the conditions in the Transaction Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Twin Hospitality Group Inc., a Delaware corporation (the “Guarantor”), hereby agrees upon the occurrence of any Trigger Event (as defined below), to be personally and unconditionally liable in the amount of, and to indemnify, reimburse, and hold the Trustee, on behalf of the Secured Parties, harmless from, any liability, loss, damage, cost or expense of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise suffered or incurred by the Trustee, on behalf of the Secured Parties (including any reasonable attorneys’ fees and expenses of enforcing this Guaranty) with respect to the transactions contemplated under the Indenture (collectively, “Liabilities”), in each case, to the extent resulting from or arising out of the occurrence of any one or more of the following “Trigger Events”:

(i) FRAUD, WILLFUL MISCONDUCT OR BAD FAITH: Fraud (including, without limitation, any fraudulent conveyance involving the intent to hinder, defraud or delay) willful misconduct by any Securitization Entity or the Guarantor or if any Securitization Entity or the Guarantor acts with bad faith in connection with a material misrepresentation under any Transaction Document made by such Person;

(ii) THEFT OR MISAPPROPRIATION OF FUNDS: Theft, diversion, misappropriation of funds, intentional or material waste, or abandonment of any Collateral (including, without limitation, dividends, distributions or payments being made in contravention of the provisions of the Transaction Documents or application of payments or proceeds in respect of any Collateral intentionally being made in contravention of the provisions of the Transaction Documents or applicable law);

(iii) HINDRANCE: Any act or omission by any Securitization Entity or the Guarantor that prevents, delays or hinders the Trustee’s perfection of its security interests in the Collateral on behalf of the Secured Parties, the collection and payment of the Collateral (except in each case in accordance with the procedures set forth in the Indenture or any other Transaction Document) or otherwise directly results in any material damage or diminution in value of the Collateral or any portion thereof;

(iv) UNPERMITTED DISPOSITION: Any voluntary sale, consensual lien, encumbrance or disposition of any Collateral by any Securitization Entity or the Guarantor or any part thereof or interest therein that is prohibited by the Transaction Documents;

(v) BANKRUPTCY: Any petition for bankruptcy, insolvency, dissolution or liquidation under the Bankruptcy Code or any similar federal or state law with respect to any Securitization Entity is (1) filed by a Securitization Entity or (2) any Securitization Entity shall have colluded with other creditors to cause an involuntary bankruptcy filing with respect to any Securitization Entity.

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(vi) FAILURE TO COOPERATE: At any time that any Event of Default has occurred and is continuing under the Indenture, any Securitization Entity or the Guarantor shall fail, or shall cause the Issuer to fail, to (i) provide to the Trustee, upon such Person’s reasonable request, information in said Person’s possession that is related to any Collateral and is reasonably necessary for the disposition thereof or the collection of amounts owed thereunder, or (ii) cooperate with the Trustee in connection with such Person’s exercise of rights in a reasonable manner under the Indenture or any other Transaction Documents after any Event of Default has occurred and is continuing under any Transaction Document.

2.	AGREEMENT TO COOPERATE.

In addition, after any Event of Default has occurred and is continuing under the Indenture, if the Trustee comes into possession of any or all of the Collateral (or any proceeds thereof), at the Trustee’s option, and for so long as all or any part of the Obligations shall remain outstanding, the Guarantor shall, upon five (5) Business Days’ written notice, use commercially reasonable efforts to provide all information and access reasonably requested by the Trustee reasonably necessary for the Trustee to dispose of, or collect amounts owed under, such Collateral. The Trustee shall have the right to terminate any activities as described above at any time, on two (2) Business Days’ prior written notice, with or without cause. The Guarantor shall not have any authority to bind the Trustee, except such specific authority as the Trustee may grant in writing.

3.	SUBORDINATION.

In the event the Guarantor shall advance or become obligated to pay any sums under this Guaranty or in the event that for any reason whatsoever each Securitization Entity is now, or shall hereafter become, indebted to the Guarantor, the Guarantor agrees that (i) the amount of such sums and of such indebtedness and all interest thereon shall at all times be subordinate as to lien, the time of payment and in all other respects to the indefeasible payment in full of all Obligations (other than contingent indemnification obligations) of the Securitization Entities under the Transaction Documents, and (ii) the Guarantor shall not be entitled to enforce or receive payment thereof until all such Obligations have been paid in full. Nothing herein contained is intended or shall be construed to give the Guarantor any right of subrogation in or under the Transaction Documents or any right to participate in any way therein, or in the right, title or interest of the Trustee in or to any Collateral, notwithstanding any payments made by the Guarantor under this Guaranty, until the indefeasible payment in full with respect to all Obligations of the Securitization Entities under the Transaction Documents (other than contingent indemnification obligations). If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when any such Obligations shall not have been fully paid, the Guarantor shall promptly pay such amount to the Trustee in accordance with directions from the Trustee.

4.	TERMINATION.

This Guaranty shall terminate immediately, and without any action of the Guarantor or the Trustee, upon the indefeasible payment in full of all Obligations of the Issuer to the Trustee under the Indenture (other than contingent indemnification obligations); provided, however, this Guaranty shall be reinstated if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by any Secured Party upon the insolvency, bankruptcy or reorganization of the Issuer, all as though such payment had not been made.

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5.	AMENDMENTS.

Subject to the terms of the Indenture, no amendment or waiver of any provision of this Guaranty nor consent to any departure herefrom by the Guarantor shall in any event be effective unless the same shall be in writing and signed by the Trustee (and, in the case of an amendment, by the Guarantor), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

6.	SUCCESSORS AND ASSIGNS.

This Guaranty shall inure to the benefit of the Trustee, on behalf of the Secured Parties, and its successors and permitted assigns; provided that none of the parties hereto may delegate its obligations or assign its rights hereunder without consent of the other parties hereto other than as provided in the Indenture.

7.	MISCELLANEOUS.

The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof. This Guaranty may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Guaranty shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Guaranty which shall remain binding on all parties hereto.

8.	GOVERNING LAW AND JURISDICTION.

(a) Governing Law. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

(b) Consent to Jurisdiction. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST THE GUARANTOR ARISING OUT OF OR RELATING HERETO, OR ANY OF THE OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS GUARANTY, THE GUARANTOR IRREVOCABLY (i) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (ii) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (iii) AGREES THAT PERSONAL SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MADE TO ANY ADDRESS OF GUARANTOR IDENTIFIED IN THE INDENTURE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (iv) AGREE THAT THE TRUSTEE RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST THE GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

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IN WITNESS WHEREOF, the Guarantor duly executed and delivered this Guaranty as of the date first above written.

TWIN HOSPITALITY GROUP INC.,
as Guarantor

By:	/s/ Jospeh Hummel
Name:	Jospeh Hummel
Title:	Chief Executive Officer

AGREED TO AND ACCEPTED

UMB BANK, N.A.,
in its capacity as Trustee

By:	/s/ Michele Voon
Name:	Michele Voon
Title:	Senior Vice President